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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 19, 2003


                         NEW ENGLAND ACQUISITIONS, INC.
             (Exact name of registrant as specified in its charter)

           Florida               5 Ridge Road               65-1102237
                               Cos Cob, CT 06807
       (State or other            203-622-1848           (I.R.S. Employer
       jurisdiction of                                  Identification No.)
       incorporation or      (Address of Principal
        organization)          Executive Offices)


                                  203-622-1848
              Registrant's telephone number, including area code:

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Item 5.  Other Events and Regulation FD Disclosure.

The New England Acquisitions, Inc. 2003 Incentive Equity Plan has been adopted and approved by our Board of Directors and our stockholders. The following summary of the Plan is qualified in its entirety by the terms and conditions of the Plan which is attached to this Current Report as an exhibit.

The purpose of the Plan is to promote long-term profitability and to enhance value for our stockholders by offering incentives and rewards to our key employees, directors and officers, including those of its subsidiaries, to retain their services and to encourage them to acquire stock ownership in us.

The Plan will terminate at the close of business on May 19, 2008 unless terminated earlier by our Board of Directors or a Committee composed of two or more of members of our Board of Directors to administer the Plan. All references below to the "Board" refer to our Board of Directors and any such Committee. After termination of the Plan, no future awards may be granted, but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

The Plan may be amended only by the Board as it deems necessary or appropriate to better achieve the purposes of the Plan, except that no such amendment shall be made without the approval of our stockholders which would increase the number of shares available for issuance in accordance with the Plan.

The Board has the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of us, as defined by the Board, to provide for the acceleration of vesting and for settlement, including cash payment, of an award granted under the Plan upon or immediately before such event is effective. However, the granting of awards under the Plan shall in no way affect our right to adjust, reclassify, reorganize, or otherwise change our capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of our businesses or assets.

The Board is responsible for administering the Plan. The Board has full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. This power includes but is not limited to selecting award recipients, establishing all award terms and conditions and adopting modifications, amendments and procedures, as well as rules and regulations governing awards under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The interpretation and construction of any provision of the Plan or any option or right granted under the Plan and all determinations by the Board in each case shall be final, binding and conclusive with respect to all interested parties

The members of the Board are employees, constitute our executive officers and are our principal stockholders. Except in the case of vacancies, members of our Board of Directors are selected by our stockholders and may be removed by our stockholders and any time with or without cause. Our directors serve until the next succeeding annual meeting and until their successors are elected and qualify.

Subject to adjustment as provided in the Plan, 500,000 shares of our common stock, $.00001 par value, may be issued to participants under the Plan.

All of our key employees, directors and officers are eligible to receive awards under the Plan as well as those of any entity that is directly or indirectly controlled by us, as determined by the Board.

The period of time within which employees may elect to participate in the plan shall be determined by the Board at the time an award is granted. The purchase price per share shall be not less than 100% of "Current Value" on the date of grant (except if a stock option is granted retroactively in tandem with or as a substitution for an SAR, the exercise price may be no lower than the exercise price per share for such tandem or replaced SAR).

For purposes of the Plan, Current Value of a security shall be determined as follows:

    (a) If the security is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on NASDAQ or the NASD Bulletin Board, the Current Value of a share or other unit shall be the last reported sale price of such security on such exchange; or

    (b) If the security is not so listed or admitted to unlisted trading privileges but bid and asked prices are reported by the National Quotation Bureau, Inc. or any successor thereto, the Current Value shall be the average of last reported high bid and low asked prices reported by the National Quotation Bureau, Inc.; or

    (c) If the security is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Value shall be the book value of a share or other unit as at the end of our immediately prior fiscal quarter determined in accordance with generally accepted accounting principles consistently applied.

The exercise price for a stock option shall be paid in full by the optionee at the time of the exercise in cash or such other method permitted by the Board, including (i) tendering (either actually or by attestation) shares, (ii) authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option and assigning the delivery to us of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise, or (iii) any combination of the above.

If approved by the Board, the purchase price for shares purchased under the Plan may be paid in cash or a finite number of shares at the option of the Employee. Payment must be made at such time as determined by the Board.

The purchase price of securities purchased under the Plan will be received by us and may be used to pay compensation to our affiliates and to reimburse them for amounts advanced by them to us or on our behalf.

Awards have been made under the Plan to Gary Cella, Jonathan Reisman and Eugene Cella which permit them to purchase 100,000 shares, 100,000 shares and 20,000 shares of the Corporation's common stock, $.00001 par value, respectively on or before June 19, 2003. The purchase price will be made by a one year promissory note of the purchaser which will be payable at the option of the respective purchaser (a) in cash with interest at the annual rate of 5% or (b) 120% of the shares purchased by the purchaser, subject to customary adjustment in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of the Corporation's assets to its stockholders, or any other change affecting its shares, and it was further

We have agreed to register the shares purchased under the Securities Act of 1933 for public offer and sale.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1 - The New England Acquisitions, Inc. 2003 Incentive Equity Plan


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New England Acquisitions, Inc.

Date: May 19, 2003

/s/ Gary Cella
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Gary Cella,
President